UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

American Well Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39515	20-5009396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street Ste. 100
Boston, Massachusetts		02109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 204-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	AMWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 14, 2026, the Audit Committee of the board of directors of American Well Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP (the “Former Auditor”) as the Company’s independent registered public accounting firm.

The Former Auditor’s reports on the Company’s financial statements for the two most recent fiscal year ended December 31, 2025 and 2024 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal year ended December 31, 2025 and 2024 and the subsequent interim period through July 14, 2026, (i) there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) between the Company and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreement in their reports, and (ii) there were no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

We provided the Former Auditor with a copy of the disclosures that we are making in this paragraph and have requested that the Former Auditor furnish a letter addressed to the SEC stating whether or not it agrees with the statements made in this paragraph, a copy of which letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On July 14, 2026, the Audit Committee appointed BDO USA, P.C. (the “New Auditor”) as the Company’s new independent registered public accounting firm. During the two most recent fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through July 14, 2026, neither the Company nor anyone acting on the Company’s behalf has consulted with the New Auditor with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was the subject of either a “disagreement” or a “reportable event” within the meaning of Item 304(a)(1) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated July 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WELL CORPORATION

Date:	July 20, 2026	By:	/s/ Anna Nesterova
Anna Nesterova Deputy General Counsel, Head of Legal